QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
The Bank Holdings
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 29, 2004

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of The Bank Holdings which will be held at the Hidden Valley Country Club, located at 3575 E. Hidden Valley Drive, Reno, Nevada on Thursday, June 24, 2004 at 1:30 p.m.

At the meeting, shareholders will be asked to elect directors for the ensuing year and adopt an amendment to the The Bank Holdings 2002 Stock Option Plan. Information regarding the nominees for election of directors and the amendment to the stock option plan is set forth in the accompanying proxy statement.

It is important that your shares be represented at the meeting whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the envelope provided. If you do attend the meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote "FOR" the election of all of the nominees named in the proxy statement and "FOR" adoption of the amendment to the stock option plan.

Hal Giomi Chairman and Chief Executive Officer

THE BANK HOLDINGS
9990 Double R Boulevard
Reno, Nevada 89521
(775) 853-8600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
June 24, 2004

TO THE SHAREHOLDERS OF THE BANK HOLDINGS:

        NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, the annual meeting of shareholders of The Bank Holdings will be held at the Hidden Valley Country Club, located at 3575 E. Hidden Valley Drive, Reno, Nevada on Thursday, June 24, 2004 at 1:30 p.m., for the purpose of considering and voting upon the following matters:

1.
Election of Directors. To elect four (4) persons to the Board of Directors to serve until the 2005 annual meeting of shareholders and until their successors are elected and have been qualified. The persons nominated by management to serve as directors are:

Edward Allison	Edward Coppin
Joseph Bourdeau	Hal Giomi
2.
Adoption of an Amendment to the Stock Option Plan. To adopt an amendment to the The Bank Holdings 2002 Stock Option Plan.

3.
Transaction of Other Business. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on April 26, 2004 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

April 29, 2004	Edward Coppin, Secretary

        WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THE PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

1

The Bank Holdings
Proxy Statement
Annual Meeting of Shareholders
June 24, 2004

Introduction

        This proxy statement is furnished in connection with the solicitation of proxies for use at the 2004 annual meeting of shareholders of The Bank Holdings to be held on Thursday, June 24, 2004 at 1:30 p.m. at the Hidden Valley Country Club located at 3575 E. Hidden Valley Drive, Reno, Nevada, and at any and all adjournments thereof.

        It is anticipated that this proxy statement and the accompanying notice and form of proxy will be mailed on or about April 29, 2004 to shareholders eligible to receive notice of, and to vote at, the meeting.

Revocability of Proxies

        A form of proxy for voting your shares at the meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to and may revoke it at any time before it is exercised by filing with the secretary of The Bank Holdings an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person by advising the chairman of the meeting of his or her election to vote in person, and voting in person at the meeting. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxyholders in accordance with the instructions specified on the proxy. Unless otherwise directed in the accompanying proxy, the shares represented by your executed proxy will be voted "FOR" the nominees for election of directors named herein and "FOR" the amendment to the stock option plan. If any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of the management of The Bank Holdings.

Persons Making the Solicitation

        This solicitation of proxies is being made by the board of directors of The Bank Holdings. The expense of preparing, assembling, printing and mailing this proxy statement and the materials used in the solicitation of proxies for the meeting will be borne by The Bank Holdings. It is contemplated that proxies will be solicited principally through the use of the mail, but directors, officers and employees of The Bank Holdings may solicit proxies personally or by telephone, without receiving special compensation.

        Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of common stock held by such persons, and the company may reimburse such custodians, nominees and fiduciaries for reasonable out of pocket expenses incurred.

Voting Securities

        There were issued and outstanding 2,958,430 shares of the common stock of The Bank Holdings on April 26, 2004, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the meeting. On any matter submitted to the vote of the shareholders, each holder of common stock of The Bank Holdings will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of The Bank Holdings as of the record date. The effect of broker nonvotes is that such votes are not counted as being voted; however such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

Annual Report

        The Annual Report of The Bank Holdings for the fiscal year ended December 31, 2003 will be mailed concurrently with this proxy statement.

Shareholdings of Certain
Beneficial Owners and Management

        Management of The Bank Holdings knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the common stock of The Bank Holdings, except as set forth in the table below. The following table sets forth, as of April 15, 2004, the number and percentage of shares of the outstanding common stock of The Bank Holdings beneficially owned, directly or indirectly, by each of the directors, named executive officers and principal shareholders of The Bank Holdings and by the directors and executive officers of The Bank Holdings as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, named executive officer or principal shareholder has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of April 15, 2004. Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of The Bank Holdings.

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers:
Edward Allison(2)	12,300	*
Joseph Bourdeau(3)	20,720	*
Jack Buchold(4)	7,000	*
Edward Coppin(5)	38,350	1.29%
Hal Giomi(6)	28,259	*
All Directors and Executive Officers as a Group (5 in all)(7)	106,629	3.56%
Principal Shareholders
The Chipman First Family Limited Partnership(8)	166,740	5.63%
NAI Insurance Agency, Inc.(9)	184,536	6.24%
Wayne L. Prim, Trustee of Prim 1988 Revocable Trust(10)	184,536	6.24%

*
Represents less than one percent (1%) of the outstanding common stock of the company.

(1)
Includes shares subject to options held by the directors and executive officers that were exercisable within 60 days of April 15, 2004. These are treated as issued and outstanding for the purpose of computing the percentage of each director, named executive officer and the directors and executive officers as a group, but not for the purpose of computing the percentage of class owned by any other person.

(2)
Mr. Allison has shared voting and investment powers as to 7,700 of these shares. Includes 4,600 shares acquirable by the exercise of options.

(3)
Mr. Bourdeau has shared voting and investment powers as to 11,720 of these shares. Includes 9,000 shares acquirable by the exercise of options.

(4)
Mr. Buchold has shared voting and investment powers as to 1,000 of these shares. Includes 6,000 shares acquirable by the exercise of options.

(5)
Mr. Coppin has shared voting and investment powers as to 33,750 of these shares. This amount includes 4,600 shares acquirable by the exercise of options.

(6)
Mr. Giomi disclaims beneficial ownership of 3,659 of these shares. This amount includes 9,000 shares acquirable by the exercise of options.

(7)
Includes 33,200 shares acquirable by the exercise of options.

(8)
The address of The Chipman First Family Limited Partnership is 5301 Longley Lane, H-115, Reno, Nevada 89511. Includes 1,000 shares acquirable by the exercise of options.

(9)
The address of NAI Insurance Agency, Inc. is 761 Northwood Blvd., Incline Village, Nevada 89451.

(10)
Mr. Prim's address is P.O. Box 12219, Zephyr Cove, Nevada 89448.

Section 16(a) Beneficial Ownership Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the directors and certain executive officers of The Bank Holdings and persons who own more than ten percent of a registered class of its equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish The Bank Holdings with copies of all Section 16(a) forms they file. This obligation became effective when The Bank Holdings registered its securities under Section 12 of the Securities Exchange Act of 1934, which occurred on March 22, 2004. As such, The Bank Holdings did not have any securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 during 2003 and no such filings were required during that year.

The Board of Directors and Committees

        The board of directors of The Bank Holdings met six (6) times in 2003. None of the directors of The Bank Holdings attended less than 75 percent of all board of directors' meetings, with the exception of Mr. Bourdeau, who attended four of the six meetings. The Bank Holdings has four individuals on its board, two of whom are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The board of directors is aware of new requirements by Nasdaq concerning the composition of its board, which require a majority of its members to be "independent." The company has until July 31, 2005 to conform to those requirements, and anticipates compliance well in advance of that date.

        The board of directors has a number of committees, including nominating, audit and compliance and compensation committees. These committees were not formed until early 2004, and, therefore, did not meet in 2003.

Nominating Committee

        The nominating committee is comprised of Edward Allison and Edward Coppin. The members of the committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The nominating committee is responsible for approving nominations for directors of the company. The company has not adopted a formal nominating committee charter. The board is evaluating the need for such a charter and may adopt one in the future.

        The nominating committee will consider nominees to the board proposed by shareholders, although the board has no formal policy with regard to shareholder nominees as they consider all nominees on their merits as discussed below. Any shareholder nominations proposed for consideration by the independent directors should include the nominee's name and qualifications for board membership and should be addressed to:

    Corporate Secretary
    The Bank Holdings
    P.O. Box 19579
    Reno, Nevada 89511-2119

        The nominating committee is responsible for identifying candidates for membership on the board and makes determinations as to whether to recommend such candidate's nomination to the board based on their character, judgment, and business experience, as well as their ability to add to the board's existing strengths. This assessment typically includes issues of expertise in industries important to The Bank Holdings, functional expertise in areas such as marketing, human resources, operations, finance and information technology and an assessment of an individual's abilities to work constructively with the existing board and management, all in the context of an assessment of the perceived needs of the board at that point in time. The committee does not have any written specific minimum qualifications or skills that they believe must be met by either their candidates or a shareholder-recommended candidate in order to serve on the board. The independent directors identify nominees by first evaluating the current members of the board of directors qualified and willing to continue in service. Current members of the board with skills and experience that are relevant to The Bank Holdings's business and who are willing to continue in service are considered for renomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not to wish to continue in service or if the independent directors or the board decided not to nominate a member for reelection, the independent directors identify the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the independent directors consider the diversity and mix of the existing board of directors, including, but not limited to, such factors as: the age of the current directors, their geographic location (being a community bank, there is a strong preference for local directors), employment experience, community representation, public interest considerations and the implementation of The Bank Holdings's strategic plan. Among other things, when examining a specific candidate's qualifications, the committee considers: the ability to represent the best interest of The Bank Holdings, existing relationships with the company, interest in its affairs and its purpose, the ability to fulfill director responsibilities, leadership skill, reputation within the community, community service, integrity, business judgment, ability to develop business for the company and its subsidiaries and the ability to work as a member of a team. All nominees to be considered at the annual meeting have been recommended by the nominating committee.

Audit and Compliance Committee

        The audit and compliance committee is made up of Edward Allison and Edward Coppin. The board of directors has adopted a written charter for the committee, which is included in Appendix A of this proxy statement. The members of the committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The board of directors is aware of new requirements by Nasdaq concerning the composition of its audit committee, which include the addition of another independent director to this committee. The company has until July 31, 2005 to conform to those requirements, and anticipates compliance well in advance of that date.

        None of the current members of the audit and compliance committee, nor any other member of the board of directors qualifies as an "audit committee financial expert" as defined under the rules of the Securities and Exchange Commission. As a relatively small and newly formed public company, it is difficult to identify potential qualified candidates that are willing to serve on the board and otherwise the company's standards for board service. At the current time, the board does not know when they will appoint an additional member who qualifies as an audit committee financial expert.

        The audit and compliance committee's functions are to review and administer the company's Audit and Compliance Policy; administer the bank's Community Investment Act compliance, meet with the outside auditors of the company in order to fulfill the legal and regulatory requirements to adequately protect the directors, shareholders, employees and depositors of the company. It is also the responsibility of the Audit and Compliance committee to select the company's independent accountants and make certain that those accountants have the necessary freedom and independence to freely examine all company records. Further, the Audit and Compliance Committee pre-approves all audit and permissible non-audit services to be performed by the independent accounts. Additional duties are to consider the integrity of the company's financial reporting processes and controls, review audited financial reports, evaluate internal and external auditing practices, and oversee completion of audits, examinations and financial reporting as required by law.

Report of the Audit and Compliance Committee

        This report of the audit and compliance committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that The Bank Holdings specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

        The board has adopted a written charter for the audit committee. Each of the audit committee members satisfies the definition of independent director as established in the Nasdaq listing standards. The audit committee has reviewed the company's audited financial statements and discussed such statements with management. The audit committee has discussed with McGladrey & Pullen, LLP, the company's independent auditors during the year 2003, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

        The audit committee received written disclosures and a letter from McGladrey & Pullen, LLP, required by Independence Standards Board Standard No. 1, and has discussed with them their independence from management. The audit committee has also considered whether the independent auditor's provision of other non-audit services is compatible with the auditor's independence.

        Based on the review and discussions noted above, the audit committee recommended to the board that the company's audited financial statements for the fiscal year ended December 31, 2003 be transmitted with or prior to the mailing of the company's 2004 Proxy Statement.

        The audit committee has also confirmed that there have been no new circumstances or developments since their respective appointments to the audit committee that would impair any member's ability to act independently.

        Submitted by the Audit and Compliance Committee:

    Edward Allison
    Edward Coppin

Compensation Committee

        The compensation committee is comprised of Edward Allison and Edward Coppin, who are both "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The function of the compensation committee is to review and approve the compensation of the Chief Executive Officer and other executive officers.

Communications with the Board and Annual Meeting Attendance

        Individuals who wish to communicate with the board of directors of The Bank Holdings, or with a specific individual director may do so by writing to the secretary of the company at The Bank Holdings, P.O. Box 19579, Reno, Nevada, 89511-2119. The secretary has been instructed by the board to promptly forward all such communications to the appropriate person or persons. The Bank Holdings does not have a policy regarding Board member attendance at annual meetings of shareholders. The Bank Holdings was formed in 2003 and did not have an annual meeting of shareholders during that year.

Code of Ethics

        The Bank Holdings has adopted a Conflict of Interest/Code of Ethics Policy that is applicable to all of the officers, directors and employees of The Bank Holdings, including its chief executive officer and chief financial officer. The Policy is attached hereto as Appendix B.

Proposal 1:
Election of Directors

Nominees

        The Bylaws of The Bank Holdings provide that the number of directors of The Bank Holdings shall not be less than three (3) nor more than fifteen (15) until changed by an amendment of the articles of incorporation or the bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, provided that a proposal to reduce the authorized number or the minimum number of directors below three cannot be adopted without the adoption of an amendment to the company's Articles of Incorporation. The exact number of directors shall be fixed from time to time, within the range by a resolution duly adopted by the board of directors. The exact number of directors has been set at four (4).

        The persons named below, all of whom are currently members of the board of directors, have been nominated for election as directors to serve until the 2005 annual meeting of shareholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all four (4) nominees. The four (4) nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

        The following table sets forth, as of April 15, 2004, the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of The Bank Holdings.

Name and Title Other than Director	Age	Year First Appointed Director	Principal Occupation During the Past Five Years
Edward Allison	64	2003
			Mr. Allison serves as Chairman of the Board and director of Nevada Security Bank and as a director of The Bank Holdings. Mr. Allison is the President of Ed Allison, Inc., a government relations firm in Reno, Nevada, a position he has held since 1988. Mr. Allison graduated from the University of Nevada, Reno with a degree in journalism and has resided in the Reno area for more than 40 years. He was a director of Comstock Bank, located in Reno, Nevada from 1994 until the institution was sold in 1999.

Joseph Bourdeau, President	50	2003
			Mr. Bourdeau serves as Senior Executive Vice President, Marketing and Sales and as a director of Nevada Security Bank and as the President and a director of The Bank Holdings. He is the former sales manager of Nevada Banking Company, Valley Bank of Nevada and Bank of America, all in Incline Village, where he currently resides. Mr Bourdeau holds a degree in finance and business administration. He has been involved in banking for over 25 years, 21 of those in Incline Village, Nevada. He has also held numerous board positions with nonprofit agencies in Incline Village.
Edward Coppin	64	2003
			Mr. Coppin serves as director of Nevada Security Bank and is a director and the Corporate Secretary for The Bank Holdings. He was a director of Nevada Banking Company from 1995 until its sale in 1999. A native Nevadan, he holds a bachelor of science degree from the University of Nevada, Reno and a masters degree from Indiana University. He is a retired Air Force Reserve Colonel, having served 29 years in the Air Force and Nevada Air National Guard. He resides in Reno, Nevada after over 30 years in Incline Village, Nevada.

Hal Giomi, Chairman and Chief Executive Officer	61	2003
Mr. Giomi serves as Chief Executive Officer and director of Nevada Security Bank and Chairman, Chief Executive Officer and director of The Bank Holdings. Mr. Giomi previously served as the bank's President until November 2002. Other banking positions since 1986 include: Senior Vice President of Capitol Valley Bank and Bank of Lodi, President and Chief Executive Officer of Sunrise Bank, Senior Vice President of Pacific Valley Bank and President and Chief Executive Officer of Madera Valley Bank. He is currently a Reno resident and previously lived in Zephyr Cove, Nevada since 1995.

        All of the nominees named above have served as members of the board of directors of The Bank Holdings since its inception. All nominees will continue to serve if elected at the meeting until the 2005 annual meeting of shareholders and until their successors are elected and have been qualified.

        None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of The Bank Holdings acting within their capacities as such. There are no family relationships between any of the directors of The Bank Holdings. No director of The Bank Holdings serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

Compensation of Directors and Executive Officers

Director Compensation

        None of the directors of The Bank Holdings are separately compensated for their service as members of the board.

Executive Officers

        The following table sets forth information, as of April 15, 2004, concerning executive officers of The Bank Holdings:

Name	Age	Position and Principal Occupation For the Past Five Years
Joseph Bourdeau	50	Mr. Bourdeau serves as Senior Executive Vice President, Marketing and Sales and as a director of Nevada Security Bank and as the President and a director of The Bank Holdings. He is the former sales manager of Nevada Banking Company, Valley Bank of Nevada and Bank of America, all in Incline Village, where he currently resides. Mr Bourdeau holds a degree in finance and business administration. He has been involved in banking for over 25 years, 21 of those in Incline Village, Nevada. He has also held numerous board positions with nonprofit agencies in Incline Village.

Jack Buchold	60	Mr. Buchold serves as the Executive Vice President and Chief Financial Officer of Nevada Security Bank and as Chief Financial Officer of The Bank Holdings. A Reno resident, Mr. Buchold has over 30 years of banking experience and previously worked as the Chief Financial Officer at Bank of the Sierra in Porterville, California. He holds his bachelors degree in economics and was a State of California bank examiner for nine years.
Hal Giomi	61	Mr. Giomi serves as Chief Executive Officer and director of Nevada Security Bank and Chairman, Chief Executive Officer and director of The Bank Holdings. Mr. Giomi previously served as the bank's President until November 2002. Other banking positions since 1986 include: Senior Vice President of Capitol Valley Bank and Bank of Lodi, President and Chief Executive Officer of Sunrise Bank, Senior Vice President of Pacific Valley Bank and President and Chief Executive Officer of Madera Valley Bank. He is currently a Reno resident and previously lived in Zephyr Cove, Nevada since 1995.

Executive Compensation

        The persons serving as the executive officers of The Bank Holdings received during 2003, and are expected to continue to receive in 2004, cash compensation in their capacities as executive officers of Nevada Security Bank. The following Summary Compensation Table indicates the compensation of the company's executive officers.

Summary Compensation Table

						Long Term Compensation
Annual Compensation						Awards		Payouts
(a) Name and Principal Position	(b) Year		(c) Salary ($)	(d) Bonus ($)	(e) Other Annual Compensation(1) ($)	(f) Restricted Stock Award(s) ($)	(g) Options/ SARs	(h) LTIP Payouts ($)	(i) All Other Compensation(2) ($)
Hal Giomi, Chairman and Chief Executive Officer, The Bank Holdings and Chief Executive Officer, Nevada Security Bank	2003 2002 2001	(3)	150,000 150,000 31,250	5,000 0 0	9,000 9,000 0	0 0 0	0 22,500 0	0 0 0	0 0 0
Joseph Bourdeau, President, The Bank Holdings and Senior Executive Vice President, Nevada Security Bank	2003 2002 2001	(3)	100,000 90,000 37,500	5,000 0 0	10,835 10,835 0	0 0 0	0 22,500 0	0 0 0	0 100,000 100,000
Jack Buchold, Chief Financial Officer, The Bank Holdings and Executive Vice President and Chief Financial Officer, Nevada Security Bank	2003 2002 2001	(3)	100,000 90,000 26,250	15,000 0 0	10,835 10,835 0	0 0 0	0 15,000 0	0 0 0	0 0 0

(1)
These amounts represent perquisites consisting of automobile allowance and other personal benefits applicable to the executive officer.

(2)
The 2001 and 2002 amounts represent consultant fees paid to Mr. Bourdeau for consulting work performed during the organizational phase of Nevada Security Bank.

(3)
The Bank was incorporated on February 26, 2001 and commenced operations on December 27, 2001.

Option/SAR Grants in the Last Fiscal Year

        Their were no stock options granted to the executive officers of the company during 2003.

Option/SAR Exercises and Year-End Value Table

Aggregated Option/SAR Exercises in Last Fiscal Year and Year-End Option/SAR Value

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options/SARs at Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at Year-End ($) Exercisable/ Unexercisable
Hal Giomi	0	0	4,500/18,000	$4,500/18,000
Joseph Bourdeau	0	0	4,500/18,000	$4,500/18,000
Jack Buchold	0	0	3,000/12,000	$3,000/12,000

Employment Agreements

        Nevada Security Bank entered into an Employment Agreement with Mr. Hal Giomi, who is its Chief Executive Officer, on December 27, 2001. Under the terms of the Employment Agreement, Mr. Giomi earns a base annual salary of $150,000. The base salary can be increased after Mr. Giomi's first anniversary of employment with the bank. The Employment Agreement has a term of three years and can be extended by mutual agreement of the bank and Mr. Giomi. Mr. Giomi is also entitled to participate in the bank's Executive Compensation Plan (incentive compensation program, employee profit sharing plan and/or 401(k) plan). The board of directors also granted Mr. Giomi options to purchase 22,500 shares of the common stock of the bank at an exercise price of $10.00 per share, vesting over a four year period. Mr. Giomi has also been furnished with an automobile allowance of $750 per month and will be reimbursed for certain membership dues, will receive life and disability insurance benefits as well as health benefits which are provided to all full-time executive employees of the bank. The agreement originally employed Mr. Giomi as President and Chief Executive Officer. In November 2002, Mr. Giomi resigned as President but retained his position as Chief Executive Officer, and he and the bank agreed to continue under this Employment Agreement.

        Mr. Bourdeau and Mr. Buchold have a similar contracts which include substantially the same benefits as Mr. Giomi, which were entered into December 27, 2001. Each currently receives a base salary of $8,333 per month under the Agreement. Each also received options to purchase shares of common stock of the bank at an exercise price of $10.00 per share, vesting over a four year period. Mr. Bourdeau received options to purchase 22,500 shares and Mr. Buchold, 15,000 shares.

        The options granted to each of the above executives were at a price per share which the board of directors determined, at the time of the grant, was the fair market value of the bank's common stock. These options were originally issued as options to purchase shares of the common stock of Nevada Security Bank. In August 2003, when the reorganization was completed and the bank became a wholly-owned subsidiary of The Bank Holdings, these options were automatically converted into options to purchase shares of The Bank Holdings.

        Each of the Employment Agreements with these officers may be terminated by the bank for any of the following reasons: (a) the executive commits an act or acts of malfeasance in his duties; or (b) the executive fails to abide by and/or enforce the bank's safety and soundness policies; or (c) the executive is convicted of a felony or misdemeanor involving moral turpitude; or (d) State and/or Federal regulators request or order termination of his employment agreement; or (e) the executive commits any act which would cause termination of coverage under the bank's Blanket Bond as to the executive, as distinguished from termination of such coverage as to the bank as a whole; or (f) the executive dies; or (g) there is a determination by the bank's board of directors that the continued employment of the executive is detrimental to the best interests of the bank, or for any reason whatsoever as determined by the bank's board of directors and in the sole and absolute discretion of the bank's board of directors. In the event an Employment Agreement is terminated for any of the reasons specified in (a), (b), (c), (d), (e) or (f) above, the executive will not receive additional compensation. In the event an Employment Agreement is terminated for any reason specified in (g) above, the executive shall be entitled to termination pay in an amount equal to twelve (12) months of his then base salary. None of these agreements contain any non-competition provisions.

Proposal 2:
Amendment of the Stock Option Plan

        Shareholders are being asked to consider and vote upon a proposed amendment to the The Bank Holdings 2002 Stock Option Plan to increase the number of shares of common stock of The Bank Holdings allocated for issuance under the Stock Option Plan to 20% of the outstanding shares of common stock of the company, bringing the current total number of shares allocated for issuance under the Stock Option Plan to 591,686. The reason for the proposed increase in the number of shares allocated to the Stock Option Plan is to adjust the number of shares allocated to the Stock Option Plan to correspond to the increase in the number of outstanding shares of company common stock following the company's successful offering earlier this year which generated $16 million of new capital.

        The proposed increase in the number of shares allocated to the Stock Option Plan would result in the number of shares of company common stock allocated to the Stock Option Plan to be equal to 20% of the total number of outstanding shares of common stock as of the record date which is the same percentage as when the Stock Option Plan was originally adopted. Management of The Bank Holdings believes that this proposal is in the best interests of the company and its shareholders and will allow the Stock Option Plan to have a sufficient number of shares for future grants of stock options.

        In all other respects, the terms and conditions of the The Bank Holdings 2002 Stock Option Plan will remain unchanged.

        The amendment to the Stock Option Plan to increase the number of shares allocated to the Stock Option Plan to an amount equal to 20% of the outstanding shares of common stock of the company shares requires shareholder approval by the holders of a majority of the outstanding shares of the company's common stock.

Independent Accountants

        The firm of McGladrey & Pullen, LLP served as certified independent public accountants for The Bank Holdings with respect to the year 2003, and McGladrey & Pullen, LLP has been appointed as the company's certified independent public accountants for 2004. The board of directors of The Bank Holdings has determined the firm of McGladrey & Pullen, LLP to be fully independent of the operations of The Bank Holdings. We do expect a representative of McGladrey & Pullen, LLP to be present at the annual meeting and available to respond to questions.

        Aggregate fees billed by McGladrey & Pullen, LLP and RSM McGladrey Inc. (an affiliate of McGladrey & Pullen, LLP) to The Bank Holdings and the percentage of those fees that were pre-approved by Nevada Security Bank or the Company's Audit Committees for the years ended 2003 and 2002 are as follows:

(dollars in thousands)	2003	Percentage Pre-Approved	2002	Percentage Pre-Approved
Audit Fees	$163	100%	$44	100%
Tax Preparation Fees	$7	100%	$4	100%
Audit Related Fees	$0		$0
All Other Fees	$0		$0

(1)
Audit fees consist of fees for professional services rendered for the audit of The Bank Holdings financial statements for 2003 and Nevada Security Bank financial statements for 2002. In addition, these fees in 2003 include professional services relating to review of quarterly financial statements, review of quarterly reports and regulatory filings including the Registration Statement on Form S-4 and Registration Statement on Form SB-2. The 2003 fees also include professional services associated with the stock offering including issuing related consents and comfort letters to the underwriter.

(2)
Tax services consist of fees related to tax return preparation services. In addition, 2003 fees include work related to tax consulting services associated with the formation of the holding company and related reorganization.

        The Audit Committees of Nevada Security Bank and The Bank Holdings has considered the provision of nonaudit services provided by McGladrey & Pullen, LLP to be compatible with maintaining the independence of McGladrey & Pullen, LLP.

Shareholder Proposals

        Shareholder proposals to be submitted for presentation at the 2005 annual meeting of shareholders of The Bank Holdings must be received by The Bank Holdings no later than December 31, 2004.

Certain Transactions

        Some of the directors and executive officers of The Bank Holdings and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Nevada Security Bank in the ordinary course of the bank's business, and Nevada Security Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and in the opinion of management did not involve more than a normal risk of collectibility or present other unfavorable features.

Other Matters

        Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

The Bank Holdings

Dated: April 29, 2004	Edward Coppin, Secretary

        It is very important that every shareholder vote. We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. In order to facilitate the providing of adequate accommodations, please indicate on the proxy whether or not you expect to attend the meeting.

        A copy of The Bank Holdings's annual report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2003 is included herewith.

Appendix A

AUDIT AND COMPLIANCE COMMITTEE CHARTER

Statement of Purpose:

        The accuracy, reliability, timeliness and reasonableness of The Bank Holdings' (the Company's) accounting data, records, and processing is of paramount importance to the Company. In addition, the Company must maintain adequate systems of internal control which are designed to provide reasonable assurance regarding the achievement of objectives in:

  •
  Effectiveness and efficiency of operations; and

  •
  Compliance with all applicable laws and regulations.

        Further, the financial, operational and record keeping functions supporting the Company must be reliable, secure, flexible and cost-effective to enable the implementation of the Company's strategic plans. The Board of Directors has established a policy and a committee to manage the Company's audit and compliance functions in such a manner that ensures sound practices and these tenets are followed.

Goals:

        The overall goals of this policy are:

  •
  To ensure that an annual statutory Directors' examination is conducted and that the independent auditors, the internal audit department (as appointed) and the loan review function have avenues of communication among themselves, management, the internal audit department (when appointed) and the Board of Directors.

  •
  That internal policies, procedures, practices and controls are adequate and effective to record, process, summarize and report financial and operational data consistent with management's assertions to the Audit & Compliance Committee, the Board of Directors, the Company's shareholders, auditors, and regulators.

  •
  To ensure a consciously planned and organized effort meets the Company's compliance with applicable laws and regulations;

  •
  To define and identify within existing or contemplated lines of business and management information systems of the Company, the on-going financial management reporting, or operational practices and procedures required, to assist in the assessment and evaluation of the cost effectiveness of various Company activities; and

  •
  To ensure that a risk management process is in place to deal with changing economic, industry, regulatory and operating conditions.

  •
  To establish a complaint procedure for reporting violations of the Company's code of ethics/conduct and to create a remedy for employees against whom retaliatory action is take for reporting violations of said code.

  •
  To ensure that all staff members in the bank subsidiary are fully aware of all Bank Secrecy Act regulations and that an ongoing training program is in place to achieve compliance.

  •
  To ensure that the bank subsidiary complies with the spirit and requirements of the Community Reinvestment Act.

  •
  To ensure that this Company meets the requirements of the GLB (Privacy) Act while protecting our customers' privacy at all times and meeting the ongoing business needs of our customers as their financial intermediary.

Audit & Compliance Committee Composition and Meetings

        The Committee shall be comprised of three or more independent Directors as determined by the Board, each of whom shall be independent non-executive Directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management experience.

        If the Committee chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the committee membership.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a Committee to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

        The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. Further, the Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

Duties of the Committee:

        The Company's Audit and Compliance Policy will be reviewed and analyzed annually by the Committee, and either approved by the Board of Directors or modified as recommended for such approval.

        Such review will include subsidiary bank Community Reinvestment Act compliance, under which a report will be provided to the Board with specific information detailing lending activities in our assessment area, outreach initiatives, and analysis of various ongoing feedback surveys that disclose customer needs and/or concerns. This will be predicated on the Company's basic business plan, which is prepared annually concerning our specific locations.

        In consultation with management, the independent auditors, and the internal auditors (when appointed), consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department (when appointed) together with management's responses.

        Review with financial management and the independent auditors the Company's quarterly and annual audited financial reports prior to the release of earnings and prior to filing or distribution. Discuss any significant changes to Company's accounting principles, practices and judgments and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  i.
  The independent auditors are ultimately accountable to the Audit & Compliance Committee and the Board of Directors. The Audit & Compliance Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

  ii.
  Approve the fees and other significant compensation to be paid to the independent auditors.

  iii.
  On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they may have with the Company that could impair the auditors' independence, and the Audit & Compliance Committee shall receive the written disclosures and the letters from independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committee), as such may be modified or supplemented.

  iv.
  Review the independent auditors' audit plan and discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

  v.
  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

  vi.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance (when appointed)

  i.
  Review the budget, plan, changes in plan, activities, organizational structure and qualification of the internal audit department, if any and as needed.

  ii.
  Review the appointment, performance, and replacement of the Company's Auditor.

  iii.
  Review the significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

  iv.
  On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received form regulators or government agencies.

Other Audit & Compliance Committee Responsibilities

  i.
  Annually prepare a report to stockholders as required by the rules and regulations of the Securities and Exchange Commission. This report would be included in the Company's annual proxy statement.

  ii.
  Review significant reports prepared by the Company's or subsidiary bank loan review, information technology, compliance and operational consultants together with management's response and follow-up to these reports.

  iii.
  Perform any other activities consistent with this Charter, the Company's Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

  iv.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

Allocation of Resources:

        The Bank Holdings will allocate the resources required to implement the guidelines established by the Audit and Compliance Policy and will provide the staffing needed to accomplish the goals stated herein.

Authority:

        Authority for implementation of this policy is vested in the Board of Directors, who by their approval, have delegated such authority to Company Management.

Administration of the Policy:

        The Company's Audit & Compliance Policy will be administered by the Audit and Compliance Committee, assisted by Company Management.

Appendix B

Conflict of Interest/Code of Ethics Policy

I. BACKGROUND AND REGULATORY RISK ISSUES

Receiving or soliciting gifts to influence a financial transaction represents significant regulatory risk, is strictly prohibited, and may result in stiff penalties. The Bank Bribery Act of 1984 increased the urgency for financial institutions to educate all of their employees and members of the Board of Directors against participating in such transactions, by creating substantial penalties. The Bank Bribery Act and the adoption of Regulation O or the Financial Institutions Regulatory Act (FIRA) underscored the need for sufficient policy regarding proper director or employee/customer relationships. Improper director or employee/customer relationships may also result in negative market reaction or reputation risk.

  A.
  Major Policy Elements

  1.
  Guidelines for directors and employees to use "reasonable" standards regarding normal amenities that facilitate conducting business.

  2.
  Disclosure of business and other relationships that may result in conflicts of interest.

  B.
  Other Considerations

  1.
  Prevention of possible compromising situations through prior knowledge and proper handling.

  2.
  Preservation of respectability.

  3.
  See also Insider Trading and Confidentiality Policy and Employee Handbook.

II. Statement of Need and Definition

The Board of Directors acknowledges the risk that conflicts of interest may arise in obtaining persons involved in the business and civic community to act as directors, senior officers, and employees of the bank. Because of such persons' worth in attracting and maintaining business relationships, the Board feels it prudent to adopt a conflict of interest policy.

III. THE PURPOSE

In recognizing that excessive activities and gratuities and access to information may lead to conflicts of interest for employees, directors, and principal shareholders, the Company/Bank has developed this policy to recognize such positions and to prevent a loss of objectivity by requiring appropriate and trustworthy conduct.

IV. GENERAL OBJECTIVES OF THE CONFLICT OF INTEREST POLICY

The general objective of this policy is to require immediate disclosure of any potential conflict of interest and to prevent such a situation from arising. Adherence to this policy should prevent the development of improper relationships between financial institution directors, officers, employees, and the customers they serve.

v. Specific Goals

The specific goals of this policy are to:

  A.
  Establish a monetary limit on nominal gifts and gratuities.

  B.
  Describe situations in which possible conflicts of interest may occur and to require proper conduct of all employees and directors.

  C.
  Require reporting of conflicts to superiors and written disclosures of business interests.

vi. Policy Elements

  A. Authority

  The Board of Directors is ultimately responsible for establishing specific policies to address potential conflicts of interest for directors, senior officers, and employees of The Bank Holdings and The Bank Holdings/Nevada Security Bank. The authority to implement policy and related procedures has been assigned to the Chief Executive Officer.

  Any action taken regarding inappropriate insider activities or a breach of the Company's/Bank's code of ethics will ultimately be reviewed and acted upon by the entire Board of Directors, after considering the facts, the seriousness of the conduct, and any potential breach of trust.

  B. Risk Management

  In addressing conflicts of interest, the Board of Directors and senior management must be aware of the potential risks that arise from insider abuse and subsequent market reaction. In establishing a Conflict of Interest/Code of Ethics Policy, the Board has evaluated various related risks; these risks, and their related management techniques, include:

  1.
  Compliance Risk. Maintaining legal compliance with various appropriate regulations as well as compliance with the organization's Code of Ethics.

  2.
  Reputation Risk. Developing and retaining marketplace confidence in handling customers' financial transactions in an appropriate manner as well as protecting the safety and soundness of the institution.

  C. Definitions

  For the purposes of this policy, the following definitions apply:

  1.
  Officer or Employee. A part-time or full-time salaried officer or employee of The Bank Holdings/Nevada Security Bank

  2.
  Gift. May include cash or property, special discounts, price concessions, special personal items, special personal entertainment (other than of a normal social nature), special personal services, gratuitous personal services, personal favors, or special dispensations of any kind that could be attributed to the recipient's position or responsibilities with The Bank Holdings/Nevada Security Bank

  3.
  Immediate Family. Spouse, minor child, and/or other dependent of the officer, employee, or director

  For definitions of company, control of a company or bank, and principal shareholder and/or related interest, refer to 12 CFR 215, Regulation O.

  D. Policy Statement

  Due to the increased number of financial institution failures resulting from self-dealing, fraud, and misconduct of directors, management, and employees, the Board of Directors of The Bank Holdings/Nevada Security Bank intends to hold its employees and directors to this strict code of ethics and to require reporting of conflicts of interest. Individuals associated with this Company/Bank have a primary responsibility to uphold the standards of this Company/Bank.

  Failure to comply with all policies herein described may result in the termination of employment or directorship.

  All employees, directors and representatives of The Bank Holdings/Nevada Security Bank are required to act in a responsible and respectable manner and to remain free of influences that may result in the loss of objectivity regarding business conducted with Company/Bank customers or with the Company/Bank itself. Each employee and director must disclose and avoid any interests or activities involving another organization or individual that may result in a conflict of interest between The Bank Holdings/Nevada Security Bank and that organization or individual.

  While this policy does not intend to interfere with the personal lives of employees, directors and representatives, it requires those persons to recognize situations where conflicts of interest may arise and to avoid them when possible. If these situations cannot be avoided, they must be reported immediately as provided in this policy. Subsequently, the employee, director or representative should remove himself or herself from any compromising situations, whether it involves advising the other person or entity or approving or voting on extensions of credit.

  E. Confidential Information

  All employees and directors must acknowledge that all information concerning Company/Bank, customer, depositor, and director information is considered confidential and is to be used for Company/Bank purposes only. The use of such information for personal, family, or other gain is unethical and illegal under securities rulings and federal statutes. Information regarding any business conducted cannot be disclosed to outside individuals (unless authorized by the Company/Bank or its customer, etc.) and may not be used for personal gain.

  Use of confidential information for other than The Bank Holdings'/Nevada Security Bank's business purposes may result in disclosure of insider information. Insider information is defined as information of a material nature to affect the price of stock involved. Insider information may not be used to purchase, trade, or solicit securities until that information is available to the general public.

  The use of confidential information received by either the investment or loan divisions may not be provided to other departments for investment of discretionary funds or advice to customers and vice versa. Any transfers of information regarding customer accounts must be strictly information that is available to the public.

  In addition, all published information (both for internal and external use), developed programs, equipment, etc. are the property of The Bank Holdings/Nevada Security Bank and are reserved for use by employees and directors of The Bank Holdings/Nevada Security Bank. Use of these materials for any other purpose may constitute copyright infringement and theft.

  See also Insider Trading and Confidentiality Policy and the Employee Handbook.

  F. Gifts and Entertainment

  Employees and directors of The Bank Holdings/Nevada Security Bank are not to solicit gifts from prospective or current customers, associates, or any other individual or business. Any gifts received shall be of nominal value. Nominal value is considered to be anything below $100. Cash gifts are prohibited. No gifts shall be accepted from customers, suppliers, or others who have contact with the Company/Bank where such gifts are intended or may be construed to result in favorable treatment being given the donor. Acceptance of gifts of $100 or more in value where no influence is intended must be reported to and approved by the Executive Management Committee (employees) or the Audit and Compliance Committee (Directors).

  Employees and directors of The Bank Holdings/Nevada Security Bank may participate in entertainment and amenities of reasonable cost to facilitate business. Payment by anyone other than the Company/Bank of excessive costs or travel not customary or within acceptable business practice must not be accepted. Any questionable circumstances must be reported to the Executive Management Committee (employees) or the Audit and Compliance Committee (directors).

  Tickets for sporting, cultural, or other events purchased by the Company/Bank are to be used in entertaining potential or actual customers, vendors, or others for business purposes only. If it is determined before the event that the tickets will not be used, an officer may offer them to someone else at his or her discretion.

  G. External Involvement

  While The Bank Holdings/Nevada Security Bank encourages its employees and directors involvement in outside activities, including charitable and political functions, caution should be exercised in making political contributions. All political contribution requests will be directed to and handled by the Chief Executive Officer and at the discretion of the Board of Directors. At no time will employees or directors solicit other employees and directors for political contributions or coerce others into contributing to any organization. Conduct must not give the perception that benefit to The Bank Holdings/Nevada Security Bank or connections are sought or desired.

  Additionally, offers to employees of directorship to any outside organization that has or desires a business relationship with The Bank Holdings/Nevada Security Bank, or to any institution within the financial industry, must be reported to Chief Executive Officer prior to acceptance.

  Capitalizing on opportunities for personal gain or compensation outside of that provided by The Bank Holdings/Nevada Security Bank for the performance of services for the Company/Bank is strictly prohibited. Employment outside and in addition to employment at the Company/Bank must be reported to the Executive Management Committee.

  H. Consultation

  Refer any questions regarding proper code of conduct to an immediate supervisor. Actions or acceptance of gifts that are not specifically mentioned in this policy must be reviewed as to intent and purpose. Employees and directors should ask themselves: "If a situation were to be made public, would my conduct be embarrassing or come into question?"

  I. Conduct of Insiders

  12 CFR § 215, or federal Regulation O, defines "insiders" as directors, executive officers, and principal shareholders. These people must take care that their conduct does not violate rules relating to self-dealing and personal gains. At no time are members of this group allowed to take advantage of their position in the Company/Bank for personal profit or influence over credit and other decisions with regard to their business or personal interests.

  Directors and officers are prohibited from being involved in the loan approval process of insiders who may benefit directly or indirectly from the decision to grant credit. This prohibition extends to professional relationships with any company or firm receiving remuneration as a result of the decision to grant credit.

  Decisions regarding the sale or purchase of Company/Bank assets and services must be made in the best interests of the Company/Bank, with no influence on insiders resulting from gifts, entertainment, or gratuities. All conduct of such business must be at "arm's length."

  J. Disclosures

  Employees and directors of The Bank Holdings/Nevada Security Bank must make annual disclosures of any relationships, receipt of gifts, compensation, or other situations leading to possible conflicts in the following manner:

Employees/Officers Report to Executive Management
Committee Directors	Audit and Compliance Committee/Board
Directors, principal shareholders, and executive officers must make annual disclosures to the entire Board of any actual and potential conflicts of interest and any potential conflicts of their related interests.

  K. Employee Accounts

  All employees and directors are encouraged to maintain their bank accounts at The Bank Holdings/Nevada Security Bank to allow the Company/Bank to provide service and direct deposit of payroll checks. However, under no circumstances will the Company/Bank pay a rate of interest in excess of the rate available to all customers.

  All applicable fees, including overdraft charges, will be assessed on all accounts of directors, principal shareholders, executive officers and employees. Overdraft fees may be waived only as a result of a Company/Bank error,

  L. Consequences of Noncompliance

  As previously stated, failure to comply with this policy may result in the termination of employment or directorship. The action taken will be commensurate with the seriousness of the conduct and an evaluation of the situation. All violations of this policy will be brought to the attention of the Board of Directors.

  M. Procedures

  Management is responsible for developing and implementing procedures to ensure proper disclosure as required by this policy. Management is also responsible for maintaining documentation of compliance with this policy.

  Provide the reporting form, Attachment A, to insiders as a tool for creating an annual report for the Board of Directors regarding business affiliation, community affiliations, financial interests in other banks, bank loans, and employment of family members. The Board of Directors needs this information to monitor the activities of insiders and help them avoid potential conflicts. The Audit and Compliance Committee will review this documentation.

  N. Audit Requirements

  The Chief Financial Officer will review documentation for tracking the recordkeeping for the Conflict of Interest/Code of Conduct Policy. Audit procedures will include a review of compliance with policy requirements to ensure compliance with specific policy elements.

  The Chief Financial Officer will issue a report of the audit findings and provide a copy of the report to the impacted department/division management and the Audit and Compliance Committee of the Board of Directors.

THE BANK HOLDINGS

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Hal Giomi and Edward Coppin, as proxyholders, with full power of substitution, to represent, vote and act with respect to all shares of common stock of The Bank Holdings which the undersigned would be entitled to vote at the meeting of shareholders to be held on June 24, 2004 at 1:30 p.m. at the Hidden Valley Country Club located at 3575 E. Hidden Valley Drive, Reno, Nevada, or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1.
Election of four (4) persons to be directors:

        Edward Allison                  Joseph Bourdeau                  Edward Coppin                  Hal Giomi

☐	FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below:)

2.
Adoption of an amendment to the The Bank Holdings 2002 Stock Option Plan.

☐ FOR                        ☐ AGAINST                         ☐ ABSTAIN

3.
Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

PLEASE SIGN AND DATE BELOW

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE MATTERS SET FORTH HEREIN. The proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

        (Please date this proxy and sign your name as it appears on your stock certificate. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

☐ I DO    ☐ I DO NOT    EXPECT TO ATTEND THE MEETING.

(Number of Shares)	(Date)
(Please Print Your Name)	(Signature of Shareholder)
(Please Print Your Name)	(Signature of Shareholder)

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS June 24, 2004
The Bank Holdings Proxy Statement Annual Meeting of Shareholders June 24, 2004
Introduction
Voting Securities
Annual Report
Shareholdings of Certain Beneficial Owners and Management
Proposal 1: Election of Directors
Proposal 2: Amendment of the Stock Option Plan
Independent Accountants
Shareholder Proposals
Certain Transactions
Other Matters
Appendix A AUDIT AND COMPLIANCE COMMITTEE CHARTER
Appendix B Conflict of Interest/Code of Ethics Policy